ALEXANDER & BALDWIN, INC.
                     1998 STOCK OPTION/STOCK INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                       Discretionary Option Grant Program



                  AGREEMENT made as of _____________, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation (the "Company"), and ___________________________________________ (the "Optionee").

                              W I T N E S S E T H:
                              --------------------

RECITALS
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         A. The Company has, with the approval of the shareholders, adopted the
Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan (the "Plan") for the purpose of providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to join and/or remain in the service of the Company or its subsidiaries.

         B. Optionee is an individual who is to render valuable services to the Company or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

         C. The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

         D. For purposes of this Agreement, the following definitions shall be in effect:

            Common Stock:  Common Stock shall mean the shares of the
            -------------
Company's common stock, without par value.

            Employee:  Optionee shall be considered to be an Employee for so
            --------
long as such individual remains in the employ of the Company or one or more of its Subsidiaries.

            Parent:  A corporation shall be deemed to be a Parent of the Company
            ------
if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Section 16(b) Insider: Optionee shall be considered to be a
            ---------------------
Section 16(b) Insider on any relevant date under this Agreement if Optionee is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            Service: Optionee shall be deemed to be in the Service of the
            -------
Company for so long as Optionee renders services on a periodic basis to the Company (or any Subsidiary or Parent) as an Employee.

            Subsidiary: A corporation shall be deemed to be a Subsidiary
            ----------
of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each corporation in such chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Grant of Option. Subject to and upon the terms and
                     ---------------
conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to _________ shares of Common Stock (the "Optioned Shares") at the price of the Fair Market Value on the date of this Agreement per share (the "Option Price"). In addition, Optionee shall be eligible to receive a new option (a "reload option"), subject to the terms and conditions set forth in the Addendum attached hereto and incorporated herein by reference, on each occasion Optionee exercises this option for one or more Optioned Shares by delivering previously-acquired shares of Common Stock in payment of the Option Price and satisfying certain other conditions set forth in such Addendum.

                  2. Option Term. This option shall have a maximum term of ten
                     -----------
years measured from the Grant Date and shall accordingly expire at the close of business on ____________ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 7 of this Agreement.

                  3. Limited Transferability. During the Optionee's lifetime,
                     -----------------------
this option shall be exercisable only by Optionee and shall not be transferable or assignable by Optionee except for a transfer of this option by will or by the laws of descent and distribution following Optionee's death.

                  4. Exercisability. The option shall become exercisable for the
                     --------------
Optioned Shares in a series of three (3) successive equal annual installments, as set forth in the Exercise Schedule below, with the first such installment to become exercisable on the first anniversary of the Grant Date. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. Except as otherwise expressly provided in subparagraph 5(iv) below, the option shall not become exercisable for any additional Optioned Shares following Optionee's cessation of Service.

                                Exercise Schedule
                                -----------------

                     Number of
                  Optioned Shares                     Exercise Date
                  ---------------                     -------------

                 ---------------                    -----------------
                 ---------------                    -----------------
                 ---------------                    -----------------

                  5. Cessation of Service; Termination of Options. The option
                     --------------------------------------------
term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

                             (i) Except as otherwise provided in
subparagraphs (ii) through (vi) below, should Optionee cease to remain in the Service of the Company at any time during the option term, then the period for exercising this option shall be reduced to a three-month period commencing with the date of such cessation of Service. During such three-month period, this option may not be exercised for more than that number of Optioned Shares
(if any) for which this option is exercisable at the time of Optionee's cessation of Service. In no event, however, shall this option be exercisable at any time after the Expiration Date.

                            (ii) If Optionee is a Section 16(b) Insider
at the time of cessation of Service, then Optionee shall have a period of six months following such cessation of Service in which to exercise this option for any or all of the Optioned Shares for which this option is exercisable at the time of Optionee's cessation of Service. In no event, however, shall this option be exercised at any time after the specified Expiration Date.

                           (iii) Should Optionee die while this option
is outstanding, then (A) this option, to the extent it is not otherwise at the time fully exercisable, shall automatically accelerate so that such option shall become fully exercisable with respect to the total number of Optioned Shares at the time subject to this option, and (B) the personal representative of Optionee's estate (or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of the Optioned Shares. Such right shall lapse, and this option shall cease to be exercisable, upon the earlier of (A) the expiration of the twelve-month period measured from the date of Optionee's death or (B) the Expiration Date.

                            (iv) Should Optionee retire on or after
attaining age fifty-five (55) in accordance with the terms of the Company's retirement plan, or become disabled and cease by reason thereof to remain in the Service of the Company, at any time while this option is outstanding, then Optionee shall have a period of three years (commencing with the date of such retirement or cessation of Service) to exercise this option for (i) any or all of the Optioned Shares for which this option is exercisable at the time of Optionee's retirement or cessation of Service and (ii) any additional Optioned Shares for which the option becomes exercisable during the subsequent three-year period. In no event, however, shall this option be exercised at any time after the Expiration Date. For purposes of this Agreement, Optionee shall be deemed to be disabled if Optionee is, by reason of any medically-determinable physical or mental impairment (A) which is expected to result in death or (B) which is expected to be, or is, of continuous duration of twelve consecutive months or more, unable to perform his/her usual duties for the Company (or any Subsidiary or Parent) employing his/her services.

                             (v) Should Optionee's Service be terminated
for Misconduct, or should Optionee (a) engage in any post-Service activity, whether as an Employee, consultant, advisor, or otherwise, competitive with the business operations of the Company (or any Subsidiary or Parent), or (b) engage in any other conduct, while in Service or following cessation of Service, materially detrimental to the business or affairs of the Company (or any Subsidiary or Parent), as determined in the sole discretion of the Plan Administrator, then this option shall terminate immediately and cease to be outstanding. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary or Parent), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Subsidiary or Parent) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Subsidiary or Parent) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Company (or any Subsidiary or Parent).

                            (vi) Except as otherwise expressly provided
in subparagraph 5(iv) above, upon Optionee's cessation of Service, this option shall, to the extent it is not otherwise exercisable at the time, for one or more Optioned Shares, immediately terminate and cease to be outstanding with respect to those shares.

                  6. Adjustment in Optioned Shares.
                     -----------------------------

                     a. In the event any change is made to the Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the number and/or class of shares purchasable under this option and the Option Price payable per share shall be adjusted appropriately to prevent the dilution or enlargement of Optionee's benefits hereunder.

                     b. If this option remains outstanding following any merger or other business combination involving the Company, then this option shall be adjusted appropriately to apply and pertain to the number and class of securities which would have been issuable, in the consummation of such merger or business combination, to an actual holder of Common Stock for the same number of shares as are subject to this option immediately prior to such merger or business combination. Appropriate adjustments also shall be made to the Option Price payable per share; provided, however, that the aggregate Option Price shall remain the same.

                  7. Acceleration and Cancellation of Options. In the event
                     ----------------------------------------
there should occur a Change in Control (defined below), then this option, to the extent outstanding at the time, but not otherwise fully exercisable, shall automatically accelerate so that such option shall, immediately prior to the specified effective date of the Change in Control, become fully exercisable for the total number of Optioned Shares at the time subject to this option and may be exercised for all or any portion of such Optioned Shares. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

                     "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act, whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if:

                       (i) any "person" (defined as such term is used in Sections 13(d) and 14(d) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

                      (ii) at least a majority of the Company's Board of Directors (the "Board") ceases to consist of (a) individuals who have served continuously on the Board since January 1, 2001 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who shall at that time have served continuously on the Board since January 1, 2001 or whose election or nomination was previously so approved;

                     (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

                      (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of individuals who comprised the Board immediately prior to such sale or disposition.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  8. Shareholder Rights. The holder of this option shall have
                     ------------------
none of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option, paid the Option Price and been issued one or more stock certificates for the purchased shares.

                  9. Manner of Exercising Option.
                     ---------------------------
                     a. In order to exercise this option for one or more of the Optioned Shares, Optionee (or in the case of exercise after Optionee's death, Optionee's legal representative, executor, administrator, heir or legatee, as the case may be) must take the following actions:

                        (i) Deliver to the Secretary of the Company, or his/her designee, a written notice of exercise (the "Exercise Notice") in which there is specified the number of Optioned Shares for which the Option is being exercised.

                       (ii) Pay the aggregate Option Price for the purchased shares in one of the following alternative forms:

                            full payment in cash or cash equivalents, such as a certified check, bank draft, personal check or postal or express money order made payable to the Company's order; or

                            full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date; or

                            full payment in a combination of the foregoing.

                      (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

                     b. For purposes of this Agreement, the following definitions shall be in effect:

                  Exercise Date: The Exercise Date shall be the first date on
                  -------------
         which there shall have been delivered to the Company both (I) the Exercise Notice and (II) the payment of the Option Price for the purchased shares.

                  Fair Market Value: The Fair Market Value of a share of Common
                  -----------------
         Stock on any relevant date shall be the mean between the highest and lowest selling prices per share of Common Stock on the date in question, as quoted on the NASDAQ National Market (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the mean between the highest and lowest selling prices on such exchange on the date in question. If there is no reported sale of Common Stock on the NASDAQ National Market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the NASDAQ National Market (or such securities exchange) on the last preceding date for which such quotations exist.

                     c. As soon as practicable after the Exercise Date, the Company shall issue to Optionee (or to the other person or persons exercising this option) a certificate or certificates representing the purchased shares.

                     d. In no event may this option be exercised for any fractional shares.

                 10. Compliance with Laws and Regulations.
                     ------------------------------------

                     a. The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

                     b. In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

                 11. Successors and Assigns. Except to the extent otherwise
                     ----------------------
provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

                 12. Non-Liability of Company.
                     ------------------------

                     a. If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment to the Plan sufficiently increasing the number of shares of Common Stock issuable thereunder is obtained.

                     b. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Company shall use reasonable efforts to obtain all such approvals.

                 13. No Impairment of Company's Rights. This Agreement shall
                     ---------------------------------
not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 14. No Employment or Service Contract. Nothing in this
                      ---------------------------------
Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Company (or any Subsidiary or Parent employing or retaining Optionee) for any period of time or otherwise interfere with or restrict in any way the rights of the Company (or such Subsidiary or Parent) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                 15. Notices. Any notice required to be given or delivered to
                     -------
the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary or his/her designee at the principal corporate offices at 822 Bishop Street, Honolulu, HI 96813. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                 16. Construction. This Agreement and the option evidenced
                     ------------
hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                 17. Tax Withholding.
                     ---------------

                     a. The Company's obligation to deliver shares of Common Stock upon the exercise of this option shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                     b. Optionee may elect to have the Company withhold, at the time this option is exercised, a portion of the shares purchased under the option with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% up to 100% as specified by Optionee) of the applicable Federal and State income tax withholding liability incurred by Optionee in connection with the option exercise (the "Withholding Taxes").

                        Any such exercise of the election must be effected in accordance with the following terms and conditions:

                           (i) The election must be made on or before the date the amount of the Withholding Taxes incurred by Optionee in connection with the exercise of the option is determined (the "Tax Determination Date").

                          (ii) The election shall be irrevocable.

                         (iii) The election shall be subject to the approval of the Plan Administrator, either at the time the election is made or at any earlier time, and none of the shares purchased under the option actually shall be withheld in satisfaction of the Withholding Taxes incurred in connection with the exercise of the option, except to the extent the election is so approved by the Plan Administrator.

                          (iv) The shares withheld pursuant to the election shall be valued at Fair Market Value on the Tax Determination Date in accordance with the valuation provisions of paragraph 9.b of this Agreement.

                           (v) In no event may the number of shares of Common Stock requested to be withheld exceed in Fair Market Value the dollar amount of the Withholding Taxes incurred by Optionee in connection with the exercise of the option.

                     c. Optionee may elect to deliver to the Company, at the time the option is exercised, shares of Common Stock previously acquired by such individual (other than in connection with such option exercise) with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% up to 100% as specified by Optionee) of the Withholding Taxes incurred by Optionee in connection with the option exercise.

                        Any such exercise of the election must be effected in accordance with the following terms and conditions:

                           (i) The election must be made on or before the Tax Determination Date.

                          (ii) The election shall be irrevocable.

                         (iii) The election shall be subject to the approval of the Plan Administrator, either at the time the election is made or at any earlier time, and none of the delivered shares shall be accepted in satisfaction of the Withholding Taxes, except to the extent the election is so approved by the Plan Administrator.

                          (iv) The delivered shares shall be valued at Fair Market Value on the Tax Determination Date in accordance with the valuation provisions of paragraph 9.b of this Agreement.

                           (v) In no event may the number of delivered shares exceed in Fair Market Value the dollar amount of the Withholding Taxes incurred by the Optionee in connection with the exercise of the option.

                 18. Governing Law. The interpretation, performance, and
                     -------------
enforcement of this Agreement shall be governed by the laws of the State of Hawaii.

                 19. Counterparts. This Agreement may be executed in
                     ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer, and Optionee also has executed this Agreement in duplicate, all as of the day and year indicated above.


                              ALEXANDER & BALDWIN, INC.



                              By
                                 -------------------------------
                                 Its Vice President



                              -----------------------------------
                                           Optionee

                              Address:

                              -----------------------------------
                              -----------------------------------

                                    ADDENDUM
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT



                  The provisions of this Addendum hereby are incorporated into, and made a part of, that certain Non-Qualified Stock Option Agreement dated ____________ (the "Option Agreement"), by and between the Company and Optionee, evidencing the option grant (the "Original Option") made on such date to Optionee under the terms of the Company's 1998 Stock Option/Stock Incentive Plan (the "Plan"). All capitalized terms in this Addendum shall have the meanings assigned to them in the Option Agreement.

                               RELOAD OPTION GRANT

                  1. Automatic Reload Grant. Optionee hereby is made eligible to
                     ----------------------
receive one or more automatic option grants under the Plan to the extent Optionee subsequently exercises the Original Option on one or more separate occasions, in accordance with the following requirements:

                   (i) The Original Option is exercised prior to the expiration of the five (5)- year period measured from its Grant Date.

                  (ii) The Option Price is, in connection with such exercise, paid in shares of Common Stock held by the Optionee for a period of at least six (6) months.

                 (iii) The Original Option is exercised by Optionee, and not by the legal representative, heirs or legatees of the Optionee's estate.

                  On each occasion on which the Original Option is so exercised by Optionee, Optionee automatically shall be granted at that time (the "Reload Grant Date") a new option (the "Reload Option") to purchase the same number of shares of Common Stock as is delivered in payment of the Option Price. No reload option will be granted for shares of Common Stock delivered or withheld in satisfaction of the withholding tax liability arising from such exercise.

                  2. Reload Option Terms. The terms and provisions of each
                     -------------------
         Reload Option granted pursuant to this Addendum shall be exactly the same as the terms and provisions of the Original Option as set forth in the Option Agreement to which this Addendum is attached, except to the extent otherwise indicated below:

                  A. Option Price. The option price per share of the Common
                     ------------
         Stock purchasable under the Reload Option (the "Reload Option Price") shall be equal to the greater of (i) the mean between the highest and lowest selling prices per share of Common Stock as quoted on the NASDAQ National Market or any successor system on the Reload Grant Date or
         (ii) one hundred fifty percent (150%) of the Option Price per share in effect under the Original Option.

                  B. Payment. The Reload Option Price shall become immediately
                     -------
         due upon exercise of the Reload Option and shall be payable in any of the forms authorized under the Option Agreement for payment of the Option Price.

                  C. Exercisability. The Reload Option shall not become
                     --------------
         exercisable until all the Option Shares purchased under the Original Option on the Reload Grant Date have been held by Optionee (or the legal representatives or heirs or legatees of Optionee's estate) for a period of at least two (2) years measured from the Reload Grant Date. In the event any of such Option Shares are sold or otherwise cease to be held by Optionee before the end of such two (2)- year period, the Reload Option immediately shall expire in its entirety. Upon the satisfaction of such holding period requirement, the Reload Option shall become exercisable for any or all of the shares of Common Stock at the time subject to such option and shall remain so exercisable until the expiration or sooner termination of the option term of the Reload Option. The exercisability of the Reload Option shall, however, be subject to acceleration in accordance with Paragraph 5 of this Addendum.

                  D. Option Term. The Reload Option shall have the same maximum
                     -----------
         option term and Expiration Date as the Original Option, subject to earlier termination, pursuant to the provisions of the Option Agreement, in connection with the Optionee's cessation of Service.

                  E. Limited Transferability. During Optionee's lifetime, the
                     -----------------------
         Reload Option shall be exercisable only by the Optionee and shall not be assignable or transferable by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

                  3. No Additional Reload Option. No additional Reload Option
                     ---------------------------
         shall be granted in connection with the exercise of any Reload Option granted pursuant to this Addendum, whether or not shares of Common Stock are delivered in payment of the Reload Option Price in effect under that Reload Option.

                  4. Stockholder Rights. The holder of the Reload Option shall
                     ------------------
         have none of the rights of a stockholder with respect to any shares covered by the Reload Option until such individual shall have exercised the Reload Option, paid the Reload Option Price and satisfied all other conditions precedent to the issuance of certificates for the purchased shares.

                  5. Change in Control. The following provisions shall govern
                     -----------------
         the treatment of each Reload Option granted pursuant to this Addendum in the event a Change in Control (as such term is defined in the Option Agreement) should occur while that Reload Option is outstanding:

                  A. Should such Change in Control occur while the reload option is outstanding, then the reload option will, immediately prior to the specified effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to that option, and may be exercised for any or all of those shares.

                  B. Upon the consummation of the Change in Control, the Reload Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

                  C. If the Company is the surviving entity in any merger or other business combination which does not result in the termination of the Reload Option, then the Reload Option shall be adjusted appropriately to apply and pertain to the number and class of securities which would be issuable, in consummation of such merger or business combination, to an actual holder of the same number of shares of Common Stock as is subject to such Reload Option immediately prior to such merger or business combination. Appropriate adjustments shall be made to the Reload Option Price per share payable under the Reload Option, provided the aggregate Reload Option Price shall remain the same.

                  D. The grant of any Reload Option pursuant to this Addendum shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  6. Miscellaneous Provisions. Each Reload Option granted
                     ------------------------
         pursuant to this Addendum shall be subject to the following additional terms and provisions.

                  A. The Company's obligation to deliver shares of Common Stock upon the exercise of each Reload Option shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                  B. To the extent the Optionee has the right to have a portion of the shares purchased under the Original Option withheld by the Company in satisfaction of the applicable withholding taxes incurred in connection with the exercise of that Option (or otherwise to deliver existing shares of Common Stock in satisfaction of such tax liability), the Optionee shall have the similar right with respect to the withholding tax liability incurred in connection with the exercise of the Reload Option.

                            ALEXANDER & BALDWIN, INC.

                       RESTRICTED STOCK ISSUANCE AGREEMENT
                       -----------------------------------


         AGREEMENT made as of _______________, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation (the "Corporation"), and
_________________________ (the "Participant").

         All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the Corporation's 1998 Stock Option/Stock Incentive Plan, as amended (the "Plan").

         A. ISSUANCE OF SHARES
            ------------------

            1. Issuance. In consideration for Services and as an incentive to
               --------
remain in the Service of the Corporation (or any Parent or Subsidiary), the Participant shall be issued __________ shares (the "Issued Shares") of common stock of the Corporation (the "Common Stock") pursuant to the provisions of the Stock Issuance Program of the Plan. The Issued Shares shall have an issue price per share equal to the mean between the highest and lowest selling prices per share of Common Stock as quoted on the NASDAQ National Market or any successor system on the date of this Agreement. The Issued Shares shall be unvested and shall be subject to cancellation under the terms described in Paragraph C.2 hereof.

            2. Stockholder Rights. Until such time as the Issued Shares vest
               ------------------
pursuant to the provisions of Paragraph C.1 hereof, the Participant shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Issued Shares, subject, however, to the restrictions and conditions of this Agreement.

            3. Escrow. The Corporation shall hold the Issued Shares in escrow
               ------
until those shares have vested in accordance with the vesting schedule described in Paragraph C.1 hereof. The Issued Shares which so vest shall be released from escrow upon the Participant's payment to the Corporation of the federal and state income and employment withholding taxes to which the Participant becomes subject by reason of the Participant's vesting in the Issued Shares.

            4. Compliance with Law. Under no circumstances shall shares of
               -------------------
Common Stock be issued or delivered to the Participant pursuant to the provisions of this Agreement unless there shall have been compliance with all applicable requirements of Federal and state securities laws, all applicable listing requirements of the Nasdaq National Market or any successor system and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

         B. TRANSFER RESTRICTIONS
            ---------------------

            1. Restriction on Transfer. The Participant shall not transfer,
               -----------------------
assign, encumber or otherwise dispose of any of the Issued Shares which are subject to the cancellation provisions of Paragraph C.2 hereof.

            2. Restrictive Legend. The stock certificate(s) for unvested Issued
               ------------------
Shares shall be endorsed with the following restrictive legend:

         "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO THE PROVISIONS OF THE STOCK ISSUANCE PROGRAM OF THE ALEXANDER & BALDWIN, INC. 1998 STOCK OPTION/STOCK INCENTIVE PLAN, AS AMENDED ("PLAN") AND ARE SUBJECT TO CANCELLATION BY THE CORPORATION, UPON THE TERMS AND CONDITIONS SPECIFIED IN A WRITTEN AGREEMENT DATED AS OF _________________ BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES. A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES. WHILE SUCH CANCELLATION RIGHT IS IN EFFECT, THE CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED."

         C. VESTING/CANCELLATION OF THE ISSUED SHARES
            -----------------------------------------

            1. Vesting. The Issued Shares shall initially be unvested and
               -------
subject to cancellation in accordance with the provisions of Paragraph C.2 hereof. The following vesting schedule shall be in effect for the Issued Shares:

            Twenty percent (20%) of the Issued Shares shall vest in five
         (5) successive equal annual installments upon Participant's completion of each year of Service over a five-year period measured from the date of this Agreement; provided, however, that any unvested shares shall automatically vest upon the occurrence of:

            (i) the Participant's normal retirement (age 65) or approved early retirement (age 55 plus 5 years Service), or

           (ii) the Participant's termination of Service by reason of death or Permanent Disability.

                Upon vesting, the Participant shall acquire a fully-vested interest in, and the transfer restrictions of Paragraph B hereof and the cancellation provisions of Paragraph C.2 hereof shall terminate with respect to, the vested Issued Shares.

            2. Cancellation of Issued Shares. Should the Participant cease
               -----------------------------
Servoce for any reason prior to the completion of the vesting schedule described in Paragraph C.1 hereof, then all of the unvested Issued Shares shall be immediately cancelled, and the stock certificates for those Issued Shares shall be immediately cancelled, without any cash or other payment due from the Corporation with respect to the cancelled Issued Shares, and the Participant shall no longer be entitled to any rights as a stockholder with respect to those shares or to any other entitlement or interest with respect to such shares.

            3. Recapitalization. Any new, substituted or additional securities
               ----------------
or other property (including cash paid other than as a regular cash dividend) which the Participant might have the right to receive with respect to unvested Issued Shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchanges of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, shall be issued subject to the cancellation provisions and the escrow requirements hereunder.

            4. Change in Control. In the event of a Change in Control during the
               -----------------
Participant's period of Service, then the cancellation provisions of Paragraph
C.2 hereof shall lapse in their entirety, and the Issued Shares shall vest in full.

         D. GENERAL PROVISIONS
            ------------------

            1. At Will Employment. Nothing in this Agreement or in the Plan
               ------------------
shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason, with or without cause.

            2. Notices. Any notice required to be given under this Agreement
               -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            3. No Waiver. No waiver of any breach or condition of this
               ---------
Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            4. Cancellation of Shares. Should the cancellation provision
               ----------------------
contained in Paragraph C.2 hereof become applicable in connection with the Participant's termination of Service, then from and after that time, the person from whom such shares are to be cancelled shall no longer have any rights as a holder of such shares. Such shares shall be deemed cancelled in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered to the Corporation.

            5. Participant Undertaking. The Participant hereby agrees to take
               -----------------------
whateveradditional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Issued Shares pursuant to the provisions of this Agreement.

            6. Agreement and Plan Constitute Entire Contract. This Agreement and
               ---------------------------------------------
the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

            7. Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the laws of the State of Hawaii without resort to that State's choice of law rules.

            8. Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            9. Successors and Assigns. The provisions of this Agreement shall
               ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                  ALEXANDER & BALDWIN, INC.


                                  By
                                    --------------------------------------
                                    Its


                                  ----------------------------------------
                                                 Participant

                                  Address:

                                  ----------------------------------------
                                  ----------------------------------------